Equitable Financial Life Insurance Company of America

Equitable Financial Life Insurance Company

Supplement dated July 23, 2025 to the Structured Capital Strategies
®
PLUS and Structured Capital Strategies
®
PLUS Guard
SM
Prospectus, Initial Summary Prospectus, and Updating Summary Prospectus dated May 1, 2025

This Supplement modifies certain information in the most recent prospectus, initial summary prospectus and updating summary prospectus (collectively, the “Prospectus”). You should read this Supplement in conjunction with your Prospectus and retain it for future reference. The terms we use in this Supplement have the same meaning as in the Prospectus. We will send you another copy of any Prospectus or supplement without charge upon request. Please contact the customer service center at
877-522-5035.

The following hereby replaces the corresponding paragraph on the cover page of the initial summary prospectus where applicable:

We reserve the right to stop accepting any application or contributions from you at any time, including after you purchase the contract. We reserve the right to discontinue the acceptance of, and/or place additional limitations on, contributions into certain investment options, including any or all of the Segments of the SIO. If we exercise this right, your ability to invest in your contract increase your account value and, consequently, increase your death benefit, will be limited to investing in the EQ/Balanced Strategy or EQ/Money Market.

The following hereby replaces the corresponding paragraph in “Important Information You Should Consider About the Contract - Restrictions” where applicable:

We can refuse to accept any application or contribution from you at any time, including after you purchase the contract. We reserve the right to discontinue the acceptance of, and/or place additional limitations on, contributions into certain investment options, including any or all of the Segments comprising the SIO. If we exercise this right, your ability to invest in your contract, increase your account value and, consequently, increase your death benefit, will be limited.

The following hereby replaces the corresponding paragraphs in “Principal risks of investing in the contract – Withdrawals and Surrenders” where applicable:

•	Withdrawals and surrenders may be subject to withdrawal charges, income taxes, and tax penalties .

•	Withdrawals will reduce your account value and death benefit and the amount of the reduction in the Return of Premium death benefit may be greater than the dollar amount of the withdrawal.

•	If you take a withdrawal or surrender from a Segment prior to Segment maturity you may receive less than the amount invested and less than the amount you would receive had you held the investment until Segment maturity. See “Segment Interim Value” above.

•	If your account value falls below the applicable minimum account size as a result of a withdrawal, the contract will terminate.

•	If you take a withdrawal or surrender your contract, any applicable withdrawal charge is calculated as a percentage of contributions, not account value. It is possible that the percentage of account value withdrawn could exceed the applicable withdrawal charge percentage. For example, assume you make a onetime contribution of $1,000 at contract issue. If your account value is $800 in contract year 3 and you surrender your contract, a withdrawal charge percentage of 5% is applied. The withdrawal charge would be $50 (5% of the $1,000 contribution). This is a 6.25% reduction of your account value, which results in a cash value of $750 paid to you.

•	We may apply fees if you access your account value during the accumulation period or surrender your contract. For example, in addition to possible tax consequences, you may incur fees for accessing your account value such as a withdrawal charge, transfer fee, third party transfer or exchange fee and/or a charge for any optional benefits.

•	Withdrawals may be subject to income taxes and tax penalties. The minimum partial withdrawal amount is $300. Withdrawals will reduce your account value and optional benefit and the amount of the reduction may be greater than the dollar amount of the withdrawal. Excess Withdrawals may terminate or significantly reduce the value of your optional benefits. Certain withdrawals may also terminate your contract.

Structured Capital Strategies ® PLUS New Biz/In-Force	Catalog No. 800238 (7/25)
Structured Capital Strategies ® PLUS Guard SM New Biz/In-Force	#51278